SEGMENT RECONCILIATION	12 Months Ended
Dec. 31, 2024
SEGMENT RECONCILIATION
SEGMENT RECONCILIATION

30.SEGMENT RECONCILIATION

Operating segments are defined as components of an enterprise for which separate financial information is evaluated regularly by the CODM in deciding how to allocate resources and assess performance. The Group operate and report financial information in one operating segment. This is because the CODM assesses the performance of the Group as a whole and decides how to allocate resources based on net income that is reported in the Consolidated Statements of Comprehensive Income as consolidated net income. The measure of the single segment assets is reported in the Consolidated Balance Sheets as total consolidated assets. Consolidated net income is also used by the CODM to monitor budgeted versus actual results. Significant segment expenses required to be disclosed as part of the segment disclosure of a single segment entity under ASC 280 are presented throughout the Consolidated Statements of Comprehensive Income, as well as Note 22.Interest Expense, Note 23.Processing and Servicing Cost, and Note 24.Non-interest Cost and Expenses by Nature. See Note 9. Long-Term Investment for additional information about investments and expenditures.

The Group engages primarily in online brokerage services and margin financing services. See Note 18. Brokerage Commission and Handling Charge Income for additional information about disclosure of the disaggregation of revenue by various security types and geographic areas.

For the information of long-lived assets by geographic areas, considering that the Group is with light asset structure, most of the Group’s long-lived assets, such as property, plant and equipment, intangible assets, and right-of-use assets, are located in Mainland China (i.e., the country of domicile). Therefore, no long-lived assets by geographical segments are presented.